UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2012

MobileBits Holdings Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53953	26-3033276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11835 W. Olympic Blvd. Suite 855 Los Angeles, CA 90064
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (941) 309-5356

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On September 28, 2012 (the “Closing Date”), MobileBits Holding Corporation, a Nevada Corporation (the “Company” or “MobileBits”), completed a share exchange with Aixum Tec AG, a Liechtenstein aktiengesellschaft (“Aixum”), pursuant to a Stock Exchange Agreement (the “Share Exchange Agreement”), dated May 21, 2012 (the “Share Exchange”).  As a result of the Share Exchange Aixum is a wholly-owned subsidiary of MobileBits.

Pursuant to the Share Exchange Agreement, at the closing of the Share Exchange each seller (a “seller”, and collectively, the “Sellers”) sold to the Company its shares of Aixum (the “Transferred Shares”).  In consideration for the Transferred Shares, the Company issued to each Seller Such seller’s pro rata portion of a number of shares of the Common Stock, par value $0.001 per share, of the Company, equal to (A) 6,666,667 minus (B) the sum of (i) the Liability Shares (as defined in the Share Exchange Agreement), if any, plus (ii) the Cost Shares (as defined in the Share Exchange Agreement), if any.  On the Closing Date, MobileBits issued an aggregate of 5,803,061 of its Common Stock to the Sellers

Other than in respect to the transaction, there is no material relationship among the Axium stockholders and any of MobileBits’ affiliates, directors or officers.

The foregoing description of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 25, 2012, and is incorporated herein by reference.

About Aixum

Aixum is a leading mobile loyalty and marketing network. Through its premier product SAMY4ME, Aixum provides retailers and merchants cloud based software tools to communicate and strengthen relationships with their customers via mobile devices. SAMY4ME improves customer retention through mobile loyalty, rewards, offers, deals, vouchers and other valuable digital touch points.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 2.01 of this Report, which disclosure is incorporated herein by reference.

The shares of common stock issued to the former shareholders of Aixum in connection with the Share Exchange were offered and sold to such persons in a private transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation S  promulgated under the Securities Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b)   Appointment of Directors and Officers

On the Closing Date, our Board of Directors appointed Andrew Marshall as our Chief Operating Officer.  Mr. Marshall was the Chief Executive Officer of Aixum.

A brief description of the background and business experience of our Mr. Marshall is as follows:

Andrew Marshall

Chief Operating Officer, age 50

Mr. Marshall has 20 years experience spanning corporate operations and project management in the IT industry. Mr. Marshall was the CEO of Aixum Tec AG overseeing all aspects of corporate and business development, research and development, investor relations and international growth strategies since October 2009. Mr. Marshall‘s responsibilities also included the successful deployment of “SAMY4ME“, a leading mobile loyalty and voucher network currently ranked the most used consumer mobile shopping and loyalty application for the Apple iPhone in Switzerland and Liechtenstein

Prior to 2009 Andrew held senior roles at Examino AG, ConVision AG and Construction Data Group where he was responsible for IT projects, services and business process management projects for customers such as Credit Suisse, Swisscom Telecommunications, Roche Pharmaceuticals and Hewlett Packard IPG.

Family Relationships

There are no family relationships between our directors and officers.

Transactions with Related Persons

None of our directors or officers had any transactions with related parties.

Employment Agreements with Executive Officers

Employment Agreement with Andrew Marshall

On October 1, 2012, the Aixum and Andrew Marshall entered into an Employment Agreement (the “Marshall Employment Agreement”), to employ Mr. Marshall as the Chief Operating Officer of Aixum, MobileBits, and Pringo, Inc. and MobileBits Corporation, wholly-owned subsidiaries of MobileBits. The initial term of employment under this agreement is until September 31, 2015, and automatically extends for periods of one year unless terminated during the initial term period by either party on at least 180 days prior notice. Pursuant to the Marshall Employment Agreement, Mr. Marshall is entitled to the following compensation and benefits:

●	A starting salary at an annual rate of $190,000, which will be increased in the following events:

a) annual salary will increase to $210,000 30 days after the closing of an offering or offerings to investors of equity securities of MobileBits with a combined aggregate value of at least $10,000,000 since the commencement date; and
b) based on the recommendation of the Chief Executive Officer of MobileBits and approval of the board of MobileBits, Mr. Marshall’s annual salary will be increased by a minimum of 5% annually.

●
During the employment term, the Mr. Marshall is eligible to participate in Aixum’s bonus and other incentive compensation plans and programs (if any) for Aixum’s C-Level executives at a level commensurate with this position.

●
Upon approval by the Board of Directors of MobileBits, effective as of the commencement date, Mr. Marshall shall receive one or more options to purchase an aggregate of 1,000,000 shares of MobileBits Common Stock, at an exercise price equal to 100% of the fair market value of MobileBits’ Common Stock on such date. The right to purchase above mentioned stock shall be nontransferable and shall vest in equal thirds on each one year anniversary of the grant date over a three year period, with the first one third vesting on the first anniversary of the commencement date. The options shall have a term of seven (7) years. The options shall become fully vested upon the occurrence of a change in control in MobileBits.

Upon approval by the Board of Directors of MBHC, on the commencement sate, Aixum shall issue to Mr. Marshall an option to purchase 250,000 shares of MobileBits Common Stock at an exercise price equal to 100% of the fair market value of MobileBits’ common stock on such date.  Such options shall vest upon the earlier to occur of the closing by MobileBits of an M&A Transaction (as defined in the agreement) or an initial public offering of MobileBits’ Common Stock on a major US or international stock exchange, in each case that values MBHC at $500,000,000 US Dollars or more. These options shall have a term of 7 years.

●
an automobile benefit starting 30 days after the closing of an offering or offerings to investors of equity securities of the Company with a combined aggregate value of at least $10,000,000 since the commencement date. At that time, Mr. Marshall will receive up to $500 automobile benefit per month.

Upon certain termination events Mr. Marshall is entitled to certain payments  as described in the employment agreement. Pursuant to the Marshall Employment Agreement, Aixum will indemnify Mr. Marshall to the fullest extent that would be permitted by law or by the organizational documents of Aixum for certain liabilities arising by reason of his employment by Aixum, excluding liabilities resulted from fraud, gross negligence or willful misconduct of Mr. Marshall. Pursuant to the Marshall Employment Agreement, Mr. Marshall is also subject to a confidentiality covenant, a non-compete covenant, a non-solicitation covenant, and a non-interference covenant.

The foregoing description of the Marshall Employment Agreement is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Forward Looking Statements

Information set forth herein contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties.  MobileBits caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving MobileBits and Aixum, including future financial and operating results, the combined company’s plans, objectives, expectations (financial or otherwise) and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the outcome of pending or potential litigation or governmental investigations; the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; uncertainty of the expected financial performance of MobileBits following completion of the proposed transaction; MobileBits’ ability to achieve the cost savings and synergies contemplated by the proposed transaction within the expected time frame; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; and general economic conditions that are less favorable than expected.  Additional information and other factors are contained in MobileBits’ filings with the Securities and Exchange Commission (the “SEC”), including MobileBits’ Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site http://www.sec.gov.  MobileBits disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

To be filed by amendment as Exhibit 99.1 to this Report and incorporated herein by reference are the Audited Financial Statements for the year ended December 31, 2010 and 2009 for Aixum, Inc. no later than 75 calendar days after September 28, 2012.

(b) Pro Forma Financial Information.

To be filed by amendment as Exhibit 99.2 to this Report and incorporated herein by reference is unaudited pro forma combined financial information of MobileBits Holding Corporation and its subsidiaries no later than 75 calendar days after September 28, 2012.

(d) Exhibits

Exhibit
Number	Description
10.1	Employment Agreement, dated as of October 1, 2012, by and between Aixum Tec AG and Andrew Marshall.

99.1	Audited Financial Statements for the years ended December 31, 2010 and 2011 for Aixum Tec AG.*

99.2	Pro forma combined financial information of MobileBits Holding Corporation and its subsidiaries.*

* To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILEBITS HOLDINGS CORPORATION

Date: October 4, 2012	By:	/s/ Walter Kostiuk
Walter Kostiuk
President